UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cohen & Company Inc., a Maryland corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Time, on Wednesday, June 9, 2021. The Annual Meeting was held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of the Company’s stockholders, employees and directors.

At the Annual Meeting, stockholders voted to approve Amendment No. 1 (the “Amendment”) to the Cohen & Company Inc. 2020 Long-Term Incentive Plan. The Amendment, which the Board of Directors approved on April 1, 2021, increases the maximum number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), available for issuance under the Company’s 2020 Long-Term Incentive Plan from 600,000 shares of Common Stock to 1,200,000 shares of Common Stock.

Copies of the Amendment and the Company’s 2020 Long-Term Incentive Plan were filed together as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 13, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following three proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.	To approve Amendment No. 1 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 600,000 shares to 1,200,000 shares; and

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 1,082,133 shares of Common Stock, 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”), and 22,429,541 shares of the Company’s Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”). The Common Stock, the Series E Preferred Stock and the Series F Preferred Stock voted together on all matters at the Annual Meeting. Each stockholder of record as of the close of business on April 12, 2021, the record date of the Annual Meeting (the “Record Date”), was entitled to one vote on each matter properly brought before the meeting for (i) each share of Common Stock held by such stockholder as of the Record Date, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of the Record Date, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of the Record Date.

There were 752,291 shares of Common Stock, 4,983,557 shares of Series E Preferred Stock (representing 498,355 votes at the Annual Meeting), and 22,429,541 shares of the Series F Preferred Stock (representing 2,242,954 votes at the Annual Meeting) present in person or by proxy at the Annual Meeting, which represented approximately 91.4% of the combined voting power of the shares of Common Stock, Series E Preferred Stock and Series F Preferred Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The voting results of the Annual Meeting were as follows:

Proposal 1:      Election of Directors

The Company’s stockholders elected Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, each to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or retirement, by the number of votes set forth below.

Nominee	For	Withheld	Broker Non-Votes
Daniel G. Cohen	3,174,696	52,921	265,983
G. Steven Dawson	3,173,722	53,895	265,983
Jack J. DiMaio, Jr.	3,174,445	53,172	265,983
Jack Haraburda	3,174,680	52,937	265,983
Diana Louise Liberto	3,175,620	51,997	265,983

Proposal 2:      Approval of Amendment No. 1 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan

The Company’s stockholders approved the Amendment to increase the number of shares of Common Stock authorized for issuance thereunder from 600,000 shares to 1,200,000 shares, by the number of votes set forth below.

For	Against	Abstain	Broker Non-Votes
3,150,823	74,802	1,992	265,983

Proposal 3:      Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by the number of votes set forth below.

For	Against	Abstain
3,485,654	1,017	6,929

Item 8.01	Other Events.

As previously disclosed, on December 1, 2020, the Company entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Northland Securities, Inc. (trade name Northland Capital Markets), as sales agent (the “Sales Agent”), relating to the issuance and sale from time to time by the Company (the “ATM Program”), through the Sales Agent, of shares of Common Stock having an aggregate offering price of up to $75,000,000 (the “Shares”). Under the Equity Distribution Agreement, sales of the Shares under the Equity Distribution Agreement will be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, as agreed with the Sales Agent.

On June 7, 2020, the Company entered into a letter agreement (the “Letter Agreement”) with the Sales Agent, pursuant to which the Sales Agent agreed to use its best efforts to, commencing on July 5, 2021, sell on the Company’s behalf up to $7,966,015 of the Shares in the open market pursuant to the terms and conditions of the Equity Distribution Agreement and the Letter Agreement, and the Company agreed not to take any action that would cause the sales of the Shares under the Letter Agreement not to comply with Rule 10b5-1 or Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Letter Agreement was entered into in connection with the ATM Program and is designed to comply with Rule 10b5-1 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 9, 2021	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer